Exhibit g.(i).b

AMENDMENT NUMBER 1

TO

CUSTODIAN AGREEMENT

This Amendment Number 1 (the "Amendment") to the Custodian Agreement by and between each Fund listed on Appendix A (the "Funds") and State Street Bank and Trust Company ("State Street") is made as of this 1st day of March, 2017.

WHEREAS, the Funds and State Street have entered into a Custodian Agreement (the "Agreement") dated as of December 31, 2014; and

WHEREAS, the Funds and State Street wish to amend Appendix A of the Agreement in order to revise the list of Funds covered by the Agreement.

NOW, THEREFORE, for good and adequate consideration, the receipt of which is hereby acknowledged, the Funds and State Street agree as follows:

1.	Effective as of March 1, 2017, Hartford Funds Master Fund, a Delaware statutory trust, is added as a party to the Agreement.

2.	Appendix A of the Agreement is hereby deleted it in its entirety and replaced with Appendix A attached hereto.

3.	Except as modified hereby, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

THE HARTFORD MUTUAL FUNDS, INC. THE HARTFORD MUTUAL FUNDS II, INC. HARTFORD SERIES FUND, INC. HARTFORD HLS SERIES FUND II, INC. HARTFORD FUNDS MASTER FUND		STATE STREET BANK AND TRUST COMPANY

By:	/s/ Michael J. Flook	By:	/s/ Andrew Erickson

Name: Michael J. Flook		Name: Andrew Erickson

Title: Vice President and Treasurer		Title: Executive Vice President

APPENDIX A

LIST OF INVESTMENT COMPANIES

(As of March 1, 2017)

THE HARTFORD MUTUAL FUNDS, INC.

The Hartford Balanced Fund

The Hartford Balanced Income Fund

The Hartford Capital Appreciation Fund

The Hartford Checks and Balances Fund

The Hartford Conservative Allocation Fund

Hartford Core Equity Fund (formerly known as The Hartford Disciplined Equity Fund)

The Hartford Dividend and Growth Fund

Hartford Duration-Hedged Strategic Income Fund

Hartford Emerging Markets Equity Fund (formerly known as The Hartford Emerging Markets Research Fund)

The Hartford Emerging Markets Local Debt Fund

Hartford Environmental Opportunities Fund

The Hartford Equity Income Fund

The Hartford Floating Rate Fund

The Hartford Floating Rate High Income Fund

The Hartford Global All-Asset Fund

The Hartford Global Alpha Fund

Hartford Global Capital Appreciation Fund (formerly known as The Hartford Capital Appreciation II Fund)

Hartford Global Equity Income Fund (formerly known as The Hartford Global Research Fund)

Hartford Global Impact Fund1

The Hartford Global Real Asset Fund

The Hartford Growth Allocation Fund

The Hartford Healthcare Fund

The Hartford High Yield Fund

The Hartford Inflation Phis Fund

Hartford International Equity Fund (formerly known as The Hartford International Capital Appreciation Fund)

The Hartford International Growth Fund

The Hartford International Opportunities Fund

The Hartford International Small Company Fund

The Hartford International Value Fund

Hartford Long/Short Global Equity Fund

The Hartford MidCap Fund

The Hartford MidCap Value Fund

Hartford Moderate Allocation Fund (formerly known as The Hartford Balanced Allocation Fund)

Hartford Multi-Asset Income Fund

Hartford Municipal Income Fund

The Hartford Municipal Opportunities Fund

Hartford Municipal Short Duration Fund

The Hartford Quality Bond Fund

Hartford Real Total Return Fund

The Hartford Short Duration Fund

The Hartford Small Cap Core Fund

The Hartford Small Company Fund

1 Effective on or about March 1, 2017

The Hartford Strategic Income Fund

The Hartford Total Return Bond Fund

The Hartford Unconstrained Bond Fund

The Hartford World Bond Fund

THE HARTFORD MUTUAL FUNDS II, INC.

Hartford Schroders Emerging Markets Debt and Currency Fund

Hartford Schroders Emerging Markets Equity Fund

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Hartford Schroders Global Strategic Bond Fund

Hartford Schroders Income Builder Fund

Hartford Schroders International Multi-Cap Value Fund

Hartford Schroders International Stock Fund

Hartford Schroders Tax-Aware Bond Fund

Hartford Schroders US Small Cap Opportunities Fund

Hartford Schroders US Small/Mid Cap Opportunities Fund

The Hartford Growth Opportunities Fund

The Hartford Municipal Real Return Fund

The Hartford Small Cap Growth Fund

The Hartford Value Opportunities Fund

HARTFORD SERIES FUND, INC.

Hartford Balanced HLS Fund

Hartford Capital Appreciation HLS Fund

Hartford Disciplined Equity HLS Fund

Hartford Dividend and Growth HLS Fund

Hartford Global Growth HLS Fund

Hartford Healthcare HLS Fund

Hartford High Yield HLS Fund

Hartford International Opportunities HLS Fund

Hartford MidCap HLS Fund

Hartford MidCap Value HLS Fund

Hartford Small Company HLS Fund

Hartford Stock HLS Fund

Hartford Total Return Bond HLS Fund

Hartford Ultrashort Bond HLS Fund (formerly known as Hartford Money Market HLS Fund)

Hartford Value HLS Fund

HARTFORD HLS SERIES FUND II, INC.

Hartford Growth Opportunities HLS Fund

Hartford Small Cap Growth HLS Fund

Hartford Small/Mid Cap Equity HLS Fund

Hartford U.S. Government Securities HLS Fund

HARTFORD FUNDS MASTER FUND

Global Impact Master Portfolio2

2 Effective on or about March 1, 2017